UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 24, 2017

FRANCHISE HOLDINGS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-27631	65-0782227
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Rutherford Road

Suite 414

Vaughan, Ontario, Canada L4K 0B2

(Address of principal executive offices)

888-554-8789

 (Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On January 24, 2017, Franchise Holdings International, Inc. (“FNHI”), amended its articles of incorporation in order to increase its authorized shares of common stock, par value $0.0001 per share, from 100,000,000 to 300,000,000. This increase was undertaken in order to give FNHI the flexibility it needs in order to raise the capital required to grow the business of its wholly-owned subsidiary, Truxmart Ltd.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment pursuant to NRS 78.385 and 78.390, increasing the authorized shares of common stock of FNHI from 100,000,000 to 300,000,000.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franchise Holdings International, Inc.

January 26, 2017	By	/s/ Steven Rossi
By: Steven Rossi
Title: President

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EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Certificate of Amendment Pursuant to NRS 78.385 and 78.390, increasing the authorized shares of common stock of FNHI from 100,000,000 to 300,000,000

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